Supplement to the prospectuses

November 5, 2008

Dear Investor,

Each fund listed below (each, a “fund”) supplemented its prospectus on October 9, 2008, to note that it had applied to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) created by the US Department of Treasury (the “Treasury”). Each fund’s application has been accepted by the Treasury, and the insurance coverage is now active.

While investors may refer to the October 9th supplement for more information regarding the Program, a few key points are as follows:

•	The Program insures shareholders for the value they held in an account in a participating fund as of the close of business on September 19, 2008.

•	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

•	If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•	If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program expires on December 18, 2008, unless extended by the Treasury.

None of this supplement, the below-referenced prospectuses, or a fund itself are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Fund Name	Date of Prospectus
UBS Cashfund Inc.	July 29, 2008
UBS RMA Money Fund Inc. - UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 29, 2008
UBS Managed Municipal Trust - UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 29, 2008
UBS Municipal Money Market Series - UBS RMA New Jersey Municipal Money Fund	August 29, 2008
UBS RMA Tax-Free Fund Inc.	August 29, 2008
UBS PACE Select Advisors Trust - UBS PACE Money Market Investments (Both the multi-fund Class P share PACE prospectus and the stand alone money market fund prospectus are supplemented)	November 30, 2007
UBS Money Series - UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund
August 28, 2008
UBS Master Series, Inc. - UBS Money Market Fund	June 27, 2008

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

Code ZS-352